SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                   --------------------------------------------

                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                   --------------------------------------------



           Date of Report (date of earliest event reported):  March 10, 1994


                            VIACOM INTERNATIONAL INC.
               ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    1-9554                    04-2980402
       -------------------       --------------------       -------------------
         (State or other             (Commission File          (I.R.S. Employer
         jurisdiction of                 Number)             Identification No.)
         Incorporation)


                1515 Broadway, New York, New York                      10036
              -----------------------------------------             ------------
               (Address of principal executive offices)              (Zip Code)


          Registrant's telephone number, including area code:  (212) 258-6000









                                         Page 1 of 6 Pages
                                  Exhibit Index Appears on Page 4

          Item 5.  Other Events.

                   On March 10, 1994, Viacom Inc., a Delaware corporation ("Viacom") and the parent of Viacom International Inc., completed the issuance and sale to Blockbuster Entertainment Corporation, a Delaware corporation ("Blockbuster"), of 22,727,273 shares of Class B Common Stock of Viacom for an aggregate purchase price of $1,250,000,015.

                   A copy of the press release of Viacom, dated March 10, 1994, relating to the above-described transaction is attached hereto as
          Exhibit 99 and is incorporated herein by reference.


          Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                   (c) The following exhibit is filed as part of this report on Form 8-K:

              Exhibit 99        Press release by Viacom Inc. dated
                                March 10, 1994.

                                     SIGNATURES


                   Pursuant to the requirements of the Securities
          Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIACOM INTERNATIONAL INC.
                                             (Registrant)




          Date:  March 18, 1994               By:  /s/ Philippe P. Dauman
                                              ---------------------------
                                              Name:   Philippe P. Dauman
                                              Title:  Executive Vice
                                                      President, Chief
                                                      Administrative Officer,
                                                      General Counsel and
                                                      Secretary

                                   EXHIBIT INDEX
                                   -------------

          Exhibit No.               Description                     Page
          -----------               -----------                     ----


          Exhibit 99     Press release by Viacom Inc. dated
                         March 10, 1994.                              5